Annual Report

Corporate Income Fund

May 31, 1998

T. Rowe Price

REPORT HIGHLIGHTS

Corporate Income Fund

o A strong economy, high consumer confidence, and low inflation resulted in solid returns for the corporate bond market.

o    High-yield bonds did best over the half year, while
     BBB/BB rated bonds matched their performance for the fiscal year.

o Your fund's 12-month return of 13.96% far surpassed both the average performance of similar funds and the Lehman bond index. For the past six months, the fund's return of 4.36% also exceeded the index and its peer group average.

o Strong results were attributed to the fund's focus on lower-quality bonds within both the investment-grade and high-yield sectors.

o We anticipate stable to slightly lower rates, which should benefit shareholders as long as economic growth does not slow significantly.


Fellow Shareholders

The U.S. economy continued on its path of high employment, strong consumer confidence, and low inflation through the past six-month period. This environment was positive for your fund and for most sectors of the U.S. bond market. Despite quarter-to-quarter fluctuations in economic data, the Federal Reserve has not seen a need to change short-term rates for more than a year.

MARKET ENVIRONMENT

Events in the Far East threatened to slow U.S. economic growth and continued to roil financial markets. Uncertainty over attempts to rebuild the South Korean and Thai financial systems through IMF loans, along with political unrest in Indonesia, have spilled over to other regions. In Latin America there has been some negative impact both economically and politically, putting some downward pressure on Yankee bonds (non-U.S. issuers of U.S. dollar-denominated bonds), although they turned in positive results over the past six months and fiscal year. The U.S. Treasury market has benefited from a flight to safety as investors wait out the course of global events.

Interest Rate Levels chart

                 BBB-Rated Corporate Bond      10-Year
Treasury Note

5/31/97          7.8                           6.75
                 7.67                          6.45
                 7.43                          6.11
8/97             7.58                          6.38
                 7.47                          6.06
                 7.41                          5.9
11/97            7.43                          5.86
                 7.36                          5.74
                 7.31                          5.63
2/98             7.31                          5.63
                 7.31                          5.63
                 7.29                          5.75
5/31/98          7.24                          5.57

Ten-year Treasury bond yields fell from 6.75% a year ago and 5.86% six months ago to 5.57% at the end of May. (See chart on this page.) BBB rated corporate bond yields also dropped, but not nearly as far-slightly more than half a percentage point over the year. The decline in rates provided excellent returns in most sectors of the U.S. market. Shorter-term rates also fell a bit, but were generally more stable as the Federal Reserve kept monetary policy on hold for the entire year.

Total Return by Credit Quality chart

                 6-Month Return                12-Month Return

AAA/AA/A         4.68                          12.14
BBB              4.75                          12.89
BBB/BB           5.46                          14.18
BB               5.26                          13.01
B                6.38                          14.18

During the past six months, B rated corporate bonds posted the best returns, while higher-quality BBB/BB rated bonds matched their strong performance over the 12 months ended May 31. The annual return reflects a pattern of credit upgrades among lower-quality bonds during the period. (See graph to the left.) The robust economy with strong corporate earnings usually benefits high-yield bonds, while declining interest rates are good for higher-quality securities.

PERFORMANCE REVIEW

Your fund posted excellent results for the fiscal year, far surpassing the return of the Lehman Aggregate Bond Index and the average for its peer group. Performance during the past six months was also good. Results reflected an increase in share price from $9.81 last May to $10.39 at the end of May 1998, and high income despite falling interest rates.

Performance Comparison

Periods Ended 5/31/98       6 Months      12 Months
_____________________________________________________________

Corporate Income Fund       4.36%         13.96%

Lehman Aggregate
Bond Index                  4.09          10.91

Lipper Corporate Debt
BBB Funds Average           4.02          11.31

Our in-house credit research enabled us to buy higher-yielding bonds with good credit outlooks, many of which enjoyed upgrades during the year, and also attractive securities in global markets. In addition, we were able to take advantage of a correction in Yankee bonds to buy high-quality securities at low prices. Yankee bonds constituted approximately 33% of the portfolio at the end of May.

STRATEGY

Overseas turmoil had an overriding influence on our investment decisions regarding issue, sector, and country diversification. We made maximum use of lower-credit sectors in both the investment-grade (BBB and higher) and high-yield (B and BB) portions of the portfolio. At the same time, we

Quality Diversification pie chart

A-Rated and Above      BBB-Rated      BB-Rated       B-Rated

9                      60             21             10

kept our exposure to bonds rated investment-grade by at least one rating agency above 65%, its lowest allowable limit. The B sector held steady at 10% of the portfolio, the maximum allowable limit, and BB bonds constituted 21% of fund investments.

We will maintain this reasonably aggressive quality distribution as long as the economy seems moderately strong and fears of a dramatic slowing of exports to the Far East do not materialize. Should a significant slowdown develop later this year, we would react with both a credit upgrade in the U.S. market and a rotation in the Yankee holdings to issuers with stronger economic fundamentals. Until then, we believe our overall strategy will continue to serve shareholders well in the current environment.

OUTLOOK

We believe a period of stable-to-slightly-lower rates may lie ahead as the economy remains on a positive track, but cools from its heated performance of 1997 and the first quarter of 1998. We anticipate fluctuations in the yields among various credit quality bonds, which would continue the pattern of divergent returns for the various credit sectors.

As events play out in Asia and ripple across to Europe and Latin America, we will look for opportunities to add value in appropriate sectors of the market. Barring a dramatic slowdown in the economy, leading to significant credit concerns and falling prices for lower-quality bonds-something we do not expect to occur-corporate securities should continue to provide sound returns in the months ahead.

Thank you for investing with T. Rowe Price.

Respectfully submitted,


Peter Van Dyke
President and Chairman of the Investment Advisory Committee

June 19, 1998


T. Rowe Price Corporate Income Fund

Portfolio Highlights
______________________________________________________________
__________

Key statistics

                                   11/30/97        5/31/98
______________________________________________________________
__________

Price Per Share                     $ 10.32        $ 10.39

Dividends Per Share
   For 6 months                        0.38           0.37
   For 12 months                       0.75           0.76

Dividend Yield *
   For 6 months                        7.66%          7.32%
   For 12 months                       7.81           7.63

Weighted Average Maturity (years)     16.1           16.8

Weighted Average
 Effective Duration (years)            6.3            6.3

Weighted Average Quality **            BBB          BBB-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** Based on T. Rowe Price research.


T. Rowe Price Corporate Income Fund

Portfolio Highlights

SECTOR DIVERSIFICATION

                                   Percent of    Percent of
                                   Net Assets    Net Assets
                                    11/30/97       5/31/98
______________________________________________________________
___________

Banking                                18%          22%

Finance and Credit                     22           17

Industrial                              8           13

Container                               1            6

Health Care                             1            5

Media and Communications                -            5

Specialty Chemicals                     -            4

Consumer Products                       -            3

Transportation                          2            2

Cable Operators                        16            2

Retail                                  1            2

All Other                              29           19

Other Assets Less Liabilities           2            -
______________________________________________________________
__________

Total                                 100%         100%

T. Rowe Price Corporate Income Fund

Performance Comparison

   This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Corporate Income Fund SEC chart

                               Lipper Corp Debt BBB
         LB Aggregate Bond Index                   Funds
Average  CIF-Line

10/31/95                       10000               1000010000
5/96     10033                 10031               10009
5/97     10867                 10974               11045
5/98     12053                 12228               12587

Average Annual Compound Total Return

   This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                             Since   Inception
Periods Ended 5/31/98           1 Year   Inception        Date

Corporate Income Fund           13.96%       9.32%    10/31/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Corporate Income Fund

Financial HighlightsFor a share outstanding throughout each period
______________________________________________________________
____________

                                 Year                10/31/95
                                Ended                 through
                              5/31/98     5/31/97     5/31/96

NET ASSET VALUE

Beginning of period           $  9.81    $   9.58    $ 10.00

Investment activities
   Net investment income         0.75*       0.73*      0.44*
   Net realized and
   unrealized gain (loss)        0.59        0.23      (0.42)

   Total from
   investment activities         1.34        0.96       0.02

Distributions
   Net investment income        (0.76)      (0.73)     (0.44)

NET ASSET VALUE
End of period                 $ 10.39    $   9.81    $  9.58

_____________________________________

Ratios/Supplemental Data

Total return+                  13.96%*     10.35%*     0.09%*

Ratio of expenses to
average net assets              0.80%*      0.80%*     0.80%*!

Ratio of net investment
income to average
net assets                      7.33%*      7.55%*     7.56%*!

Portfolio turnover rate        146.0%      119.5%      70.5%!
Net assets, end of period
(in thousands)                $42,829     $20,732    $12,461

+ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/99.
!  Annualized.

The accompanying notes are an integral part of these financial statements.

T.  Rowe price Corporate Income Fund
______________________________________________________________
___________
                                                May 31, 1998

Statement of Net Assets                 Par/Shares     Value
______________________________________________________________
___________
                                             In thousands

  CORPORATE BONDS AND NOTES  96.8%

  Aerospace and Defense  1.1%

  Coltec Industries, Sr. Notes,
     (144a), 7.50%, 4/15/08               $    250    $  250

  Newport News Shipbuilding, Sr. Notes,
     8.625%, 12/1/06                           200       210

                                                         460

  Banking  21.8%

  Banco Generale, Sr. Sub. Notes,
     (144a), 7.70%, 8/1/02                   1,500     1,464

  Bank United, 8.875%, 5/1/07                1,500     1,642

  IBJ Preferred Capital, (144a), 8.79%, 12/29/49      3,000
2,658

  Riggs Capital Trust, (144a), 8.625%, 12/31/26       1,500
1,615

  SB Treasury, (144a), 9.40%, 12/29/49       2,000     1,953

                                                       9,332

  Broadcasting  1.8%

  Chancellor Radio Broadcasting Sr. Sub. Notes,
     (144a), 8.125%, 12/15/07                  250       250

  Muzak, Gtd. Sr. Notes,
     10.00%, 10/1/03                           265       275

  TV Azteca, Gtd. Sr. Notes,
     10.50%, 2/15/07                           250       257

                                                         782

  Building Products  0.5%

  Building Materials Corporation of America
     Sr. Notes, 8.625%, 12/15/06               200       206

                                                         206

  Cable Operators  2.2%

  CSC Holdings, Sr. Notes,
     7.875%, 12/15/07                          200       206

  Fundy Cable, Sr. Secured 2nd Priority Notes,
     11.00%, 11/15/05                          250       275

  Lenfest Communications, Sr. Sub. Notes,
     10.50%, 6/15/06                           250       284

  Rogers Cablesystems, Sr. Sub. Deb.,
     11.00%, 12/1/15                           150       172

                                                         937

  Consumer Products  2.8%

  American Safety Razor, Sr. Notes,
     9.875%, 8/1/05                            150       161

  Doane Products, Sr. Notes,
     10.625%, 3/1/06                           225       244

  Herff Jones, Sr. Sub. Notes,
     11.00%, 8/15/05                           250       274

  Holmes Products, Gtd. Notes,
     9.875%, 11/15/07                          200       205

  Purina Mills, Sr. Sub. Notes, (144a),
     9.00%, 3/15/10                            100       103

  Revlon Consumer Products, Sr. Sub.
     Notes, 8.625%, 2/1/08                     200       199

                                                       1,186

  Container  5.6%

  Owens Illinois, Sr. Deb.,
     7.80%, 5/15/18                       $  2,000    $2,031

  Plastic Containers, Sr. Secured Notes,
     10.00%, 12/15/06                          150       163

  Silgan Holdings, Sr. Sub. Deb.,
     9.00%, 6/1/09                             200       207

                                                       2,401

  Energy  1.0%

  Amerigas Partners L.P., Sr. Notes,
     10.125%, 4/15/07                          200       214

  Energy Corporation of America, Sr. Sub.
     Notes, 9.50%, 5/15/07                     100        99

  Offshore Logistics, (144a),
     7.875%, 1/15/08                           100        99

                                                         412

  Energy Services  0.5%

  Pride Petroleum Services, Sr. Notes,
     9.375%, 5/1/07                            200       215

                                                         215

  Entertainment and Leisure  0.3%

  Six Flags Theme Parks, Sr. Sub.
     Disc. Notes, STEP
     Zero Coupon, 6/15/05                      100       113

                                                         113

  Finance and Credit  16.6%

  Bay View Capital, Sub. Notes,
     9.125%, 8/15/07                           325       335

  Contifinancial, Sr. Notes,
     8.125%, 4/1/08                          2,000     2,036

  Fairfax Financial Holdings,
     8.25%, 10/1/15                          1,500     1,667

  Hutchison Whampoa Finance, (144a),
     6.95%, 8/1/07                           3,000     2,786

  Ocwen Capital Trust I, 10.875%, 8/1/27       250       272

                                                       7,096
  Food and Tobacco  0.9%

  Archibald Candy, Sr. Secured Notes,
     10.25%, 7/1/04                            225       240

  Aurora Foods, Sr. Sub. Notes,
     9.875%, 2/15/07                           100       106

  Smithfield Foods, Sr. Sub. Notes,
     (144a), 7.625%, 2/15/08                    50        50

                                                         396

  Gaming  1.7%

  Boyd Gaming, Sr. Sub. Notes,
     9.50%, 7/15/07                            100       105

  Grand Casino, 1st Mtg. Notes,
     10.125%, 12/1/03                          300       324

  Horseshoe Gaming, Sr. Sub. Notes,
     9.375%, 6/15/07                           100       106

  Rio Hotel & Casino, Sr. Sub. Notes,
     10.625%, 7/15/05                          200       216

                                                         751

  Health Care  5.5%

  Beckman Instruments, Sr. Notes,
     (144a), 7.45%, 3/4/08                   2,000     2,022

  Quest Diagnostics, Gtd. Sr. Sub. Notes,
     10.75%, 12/15/06                          100       112

  Tenet Healthcare, Sr. Sub. Notes,
     8.625%, 1/15/07                      $    200    $  205

                                                       2,339
  Industrials  13.3%

  Viacom, Sr. Deb.,
     7.625%, 1/15/16                         1,500     1,595

  YPF Sociedad Anonima,
     7.75%, 8/27/07                          4,000     4,103

                                                       5,698

  Lodging  0.5%

  Courtyard by Marriott II, Sr.
     Secured Notes, 10.75%, 2/1/08              50        55

  Red Roof Inns, Sr. Notes,
     9.625%, 12/15/03                          150       155

                                                         210

  Media and Communications  4.6%

  News America, (144a),
     6.75%, 1/9/38                           2,000     1,985

                                                       1,985

  Metals and Mining  1.7%

  AEI Holding, Sr. Notes,
     (144a), 10.00%, 11/15/07                  300       301

  P&L Coal Holdings, Sr. Notes,
     (144a), 8.875%, 5/15/08                   425       435

                                                         736

  Printing and Publishing  0.6%

  Hollinger International Publishing,
     Gtd. Notes, 9.25%, 3/15/07                250       261

                                                         261

  Restaurants  0.3%

  Mrs. Fields Original, Gtd. Sr. Notes,
     (144a), 10.125%, 12/1/04                  150       147

                                                         147

  Retail  2.1%

  Finlay Fine Jewelry, Sr. Notes,
     8.375%, 5/1/08                            500       504

  Safelite Glass, Sr. Sub. Notes,
     (144a), 9.875%, 12/15/06                  150       159

  Specialty Retailers, Sr. Notes,
     8.50%, 7/15/05                            250       258

                                                         921

  Savings and Loan  0.4%

  ML Capital Trust, Gtd. Notes,
     9.875%, 3/1/27                            150       175

                                                         175

  Service  1.8%

  Coinmach, Sr. Sub. Notes,
     11.75%, 11/15/05                          250       278

  Host Marriott Travel, Sr. Notes,
     9.50%, 5/15/05                            150       159

  Intertek Finance, Sr. Sub. Notes,
     10.25%, 11/1/06                            75        79

  Rural/Metro, Sr. Notes,
     (144a), 7.875%, 3/15/08                   250       251

                                                         767

  Specialty Chemicals  3.5%

  American Pacific, Sr. Notes,
     (144a), 9.25%, 3/1/05                $    250    $  258

  ISP Holdings, Sr. Notes,
     9.75%, 2/15/02                            200       211

  Sociedad Quimira Y Minera,
     (144a), 7.70%, 9/15/06                  1,000     1,037

                                                       1,506

  Supermarkets  0.6%

  Fred Meyer, 7.45%, 3/1/08                    250       251

                                                         251

  Telecommunications  1.4%

  Intermedia Communications, Sr. Notes,
     8.50%, 1/15/08                            250       251

  Mastec, Sr. Sub. Notes,
     (144a), 7.75%, 2/1/08                     250       237

  PSI Net, Sr. Notes,
     (144a), 10.00%, 2/15/05                   100       102

                                                         590
  Telephone  0.6%

  Flag Ltd., Sr. Notes, (144a),
     8.25%, 1/30/08                            250       254

                                                         254

  Textiles and Apparel  0.7%

  J. P. Stevens, Deb.,
     9.00%, 3/1/17                             100       104

  Westpoint Stevens, Sr. Notes,
     8.75%, 12/15/01                           200       211

                                                         315

  Transportation  2.4%

  Allied Holdings, Gtd. Sr. Sub. Notes,
     8.625%, 10/1/07                           250       253

  International Shipholding, Sr. Notes,
     7.75%, 10/15/07                           250       244

  Sea Containers Ltd., Sr. Sub. Deb.,
     12.50%, 12/1/04                           250       280

  Stena AB, Sr. Notes,
     8.75%, 6/15/07                            250       251

                                                       1,028

  Total Corporate Bonds and Notes (Cost  $41,274)            4
                                                             1
                                                             ,
                                                             4
                                                             7
                                                             0

  ASSET-BACKED SECURITIES  0.7%

  Airlines  0.7%

  Airplane Pass Through Trust,
     10.875%, 3/15/19                          250       275

  Total Asset-Backed Securities (Cost  $273)              275

  U.S. GOVERNMENT OBLIGATIONS  0.2%

  U.S. Treasury Bills, 5.14%, 6/11/98     $    100    $  100

  Total U.S. Government Obligations (Cost  $100)          100

  MONEY MARKET FUNDS  1.8%

  Reserve Investment Fund, 5.67% #             774       774

  Total Money Market Funds (Cost  $774)                  774

Total Investments in Securities

99.5% of Net Assets (Cost  $42,421)                   $42,619

Other Assets Less Liabilities                            210

NET ASSETS                                            $42,829

Net Assets Consist of:

Accumulated net investment income - net of distributions     $
                                                             2
                                                             8

Accumulated net realized gain/loss - net of distributions    8
                                                             6
                                                             8

Net unrealized gain (loss)                               198

Paid-in-capital applicable to 4,122,146
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized           41,735

NET ASSETS                                            $42,829

NET ASSET VALUE PER SHARE                             $10.39

#    Seven-day yield
STEP Stepped Coupon Bond for which the interest rate will adjust on specified future dates.
144a                                      Security was
                                          purchased pursuant
                                          to Rule 144a under
                                          the Securities Act
                                          of 1933 and may not
                                          be resold subject
                                          to that rule except
                                          to qualified
                                          institutional
                                          buyers-total of
                                          such securities at
                                          period-end amounts
                                          to 43.0% of net
                                          assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund

Statement of Operations
______________________________________________________________
____________
In thousands

                                                        Year
                                                       Ended
                                                      5/31/98
   Investment Income

   Interest and dividend income                       $2,549

   Expenses
     Custody and accounting                               98
     Shareholder servicing                                61
     Registration                                         39
     Legal and audit                                      16
     Prospectus and shareholder reports                   16
     Organization                                         10
     Directors                                             7
     Miscellaneous                                         4

     Total expenses                                      251

   Net investment income                               2,298

   Realized and Unrealized Gain (Loss)

   Net realized gain (loss)
     Securities                                        1,132
     Futures                                            (87)

     Net realized gain (loss)                          1,045
   Change in net unrealized gain or loss on securities    325

   Net realized and unrealized gain (loss)             1,370

   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                             $3,668
                                                      _______

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund

Statement of Changes in Net Assets
______________________________________________________________
___________
In thousands

                                              Year
                                             Ended
                                            5/31/98  5/31/97
   Increase (Decrease) in Net Assets

   Operations
     Net investment income                  $2,298    $1,206
     Net realized gain (loss)                1,045      (150)
     Change in net unrealized gain or loss     325       440

     Increase (decrease) in net assets
     from operations                         3,668     1,496

   Distributions to shareholders
     Net investment income                  (2,301)   (1,203)

   Capital share transactions*
     Shares sold                            32,456    14,903
     Distributions reinvested                1,448       798
     Shares redeemed                       (13,174)   (7,723)

     Increase (decrease) in net assets
     from capital share transactions        20,730     7,978

   Net Assets

   Increase (decrease) during period        22,097     8,271
   Beginning of period                      20,732    12,461

   End of period                            $42,829   $20,732

___________________

   *Share information
     Shares sold                             3,146     1,522
     Distributions reinvested                  141        81
     Shares redeemed                        (1,277)     (792)

     Increase (decrease) in shares outstanding        2,010
811


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
                                                May 31, 1998
Notes to Financial Statements
______________________________________________________________
___________

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

   T. Rowe Price Corporate Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1995.

   The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

   Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

   Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

   Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

   Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

   Noninvestment-Grade Debt Securities At May 31, 1998, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

   Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $64,704,000 and $44,133,000, respectively, for the year ended May 31, 1998. Sales of U.S. government securities aggregated $80,000, for the year ended May 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

   No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. At May 31, 1998, the fund had no unused realized capital loss carryforwards for federal income tax purposes. Capital loss carryforwards utilized in 1998 amounted to $101,000.

   In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

   ___________________________________________________________
   ___________

   Undistributed net investment income                $10,000
   Paid-in-capital                                   (10,000)

   At May 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $42,421,000, and net unrealized gain aggregated $198,000, of which $600,000 related to appreciated investments and $402,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

   The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, computed daily and paid monthly, consisting of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

   Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.80%. Pursuant to this agreement, $148,000 of management fees were not accrued by the fund for the year ended May 31, 1998, and $1,000 of other expenses were borne by the manager. Additionally, $261,000 of unaccrued fees and expenses related to a previous expense limitation are subject to reimbursement through May 31, 1999.

   In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $118,000 for the year ended May 31, 1998, of which $11,000 was payable at period-end.

   The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 1998, totaled $36,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Corporate Income Fund

Tax Information (unaudited) for the Tax Year Ended 5/31/1998

   We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

   For corporate shareholders, $3,000 of the fund's distributed income qualified for the dividends-received deduction.


T. Rowe Price Corporate Income Fund

Report of Independent Accountants
______________________________________________________________
____________

To the Board of Directors and Shareholders of
T. Rowe Price Corporate Income Fund, Inc.

   In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Corporate Income Fund, Inc. (the "Fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998, by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.


   PRICE WATERHOUSE LLP
   Baltimore, Maryland
   June 17, 1998


T. Rowe Price Shareholder Services

Investment Services And Information

   KNOWLEDGEABLE SERVICE REPRESENTATIVES

   By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

   In Person  Available in T. Rowe Price Investor Centers.

   ACCOUNT SERVICES

   Checking Available on most fixed income funds ($500 minimum).

   Automatic Investing  From your bank account or paycheck.

   Automatic Withdrawal  Scheduled, automatic redemptions.

   Distribution Options Reinvest all, some, or none of your distributions.

   Automated 24-Hour Services  Including
   Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

   DISCOUNT BROKERAGE*

   Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

   INVESTMENT INFORMATION

   Combined Statement  Overview of all your accounts with T.
   Rowe Price.

   Shareholder Reports Fund managers' reviews of their strategies and results.

   T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

   Performance Update Quarterly review of all T. Rowe Price fund results.

   Insights Educational reports on investment strategies and financial markets.

   Investment Guides  Asset Mix Worksheet, College Planning
   Kit, Diversifying Overseas: A Guide to International
   Investing, Personal Strategy Planner, Retirees Financial
   Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member
NASD/SIPC.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Corporate Income Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



T. Rowe Price Investment Services, Inc., Distributor.
F03-050  5/31/98